Offerings - Offering: 1	Dec. 19, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 39,800,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,496.38
Offering Note	Calculated at $138.10 per $1,000,000 of the Transaction Value. The transaction value is calculated as the aggregate maximum purchase price for Interests that could be purchased, based upon the shares outstanding and net asset value of the Fund as of November 30, 2025.